                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  6
Portfolio of Investments.........................  7
Statement of Assets and Liabilities..............  9
Statement of Operations.......................... 10
Statement of Changes in Net Assets............... 11
Financial Highlights............................. 12
Notes to Financial Statements.................... 14
Dividend Reinvestment Plan....................... 17

VKC SAR 2/98

                             LETTER TO SHAREHOLDERS



February 3, 1998

Dear Shareholder,
    The new year ushers in what
promises to be an exciting and
challenging time for investors. The
Taxpayer Relief Act of 1997 signed
into law by President Clinton in
August creates many new opportunities                [PHOTO]
for you and your family to take a
more active role in achieving your
long-term financial goals.
    Most Americans will benefit from    DENNIS J. MCDONNELL AND DON G. POWELL
the bill's $95 billion in tax cuts
over five years. The so-called Kiddie
Credit gives parents $400 in immediate tax relief for every child under age 17, and families will find it easier to save for their children's college expenses through the new Education IRA. The bill also cuts capital gains tax rates for the first time in over a decade and loosens restrictions on tax-deductible IRA contributions. Perhaps the most exciting feature of all is the new Roth IRA, which allows investment earnings to grow tax free, not just tax deferred.
    This year more than ever, it could be important for you to talk to your financial adviser about how to make the tax code work to your advantage. At Van Kampen American Capital, we have prepared a variety of publications to help you understand your choices under the new tax legislation. And with the help of your adviser, we'll help you locate the many benefits hidden among the changing tax landscape.

ECONOMIC REVIEW
    The bond market rallied during the second half of 1997 as fears of rising inflation dissipated, easing concerns that the Federal Reserve Board might raise interest rates. Despite strong economic growth, there was little evidence of increasing inflation -- consumer prices and wholesale prices rose only slightly during the second half of the year.
    In addition to a favorable inflation scenario, bonds reaped the benefits of an improved supply-and-demand balance. The supply of new Treasury securities declined as the federal budget deficit dropped to its lowest level in 23 years. At the same time, the demand for Treasury issues among U.S. investors increased amid growing concerns that the stock market rally was nearing an end. The seven percent slump in the Dow Jones Industrial Average on October 27 reinforced the benefit of owning bonds for diversification. Foreign investors also continued to be heavy purchasers of U.S. Treasury bonds throughout the year. As a result of these bullish factors, the yield of the 30-year Treasury fell to 5.92 percent on December 31, 1997, down from 6.79 percent on June 30, 1997.
    During the same six-month period, the yield on the long-term municipal revenue bond index fell from 5.78 percent to 5.40 percent. Because yields move in the opposite direction of prices, the smaller yield decline of municipal bonds indicates that municipal

                                                           Continued on page two
bond prices did not rise as much as Treasuries. This lag is typical of market rallies partly because municipal bonds are less liquid than Treasuries.
    In California, a broad-based economic expansion led to the creation of more jobs than in any other state in the nation, and contributed to a large increase in personal tax collections. At the same time, however, spending grew. The state's latest budget estimates a seven-percent increase in revenues but an eight-percent increase in expenditures, due to a large state pension fund payment and mandated increases in school funding. As a result, the state's deficit, which has declined sharply since 1994, is expected to increase in 1998.

[CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality
  as of December 31, 1997*

AAA......................  50.1%
AA.......................  14.4%
A........................  13.6%
BBB......................  21.9%


*As a Percentage of Long-Term Investments

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's.

TRUST STRATEGY
    In managing the Trust, we maintained a diverse mix of credit quality in order to help limit the portfolio's volatility in response to changing interest rates. Bonds rated AAA, the highest credit rating used by the Standard & Poor's Ratings Group, have tended to perform better when interest rates are declining and provide the potential for safety of principal. Many of the AAA-rated bonds in the Trust are insured, which helps protect against credit risk, and insured bonds currently comprise well over half of all new California municipal issues. As a result of their high degree of liquidity and credit protection, insured bonds benefit from strong demand, which enhances their price appreciation potential. Bonds rated BBB, the lowest investment-grade credit rating, have tended to perform better when rates are rising and have the potential to provide additional income.
    During the six months ended December 31, we moderately increased the portion of AAA- and AA-rated portfolio assets. This adjustment reflected the narrow yield spreads between high- and low-quality bonds. In adding securities to the portfolio, we favored higher-rated securities because they generated almost as much income as lower-rated bonds with far less credit risk.
    Trading focused on enhancing the Trusts call protection in order to limit the potentially negative impact of calls on the portfolio. We try to ensure that only a small portion of Trust assets will be subject to calls in any given year to help reduce the risk of reinvesting at a lower yield. As a result, we sell bonds that we believe are likely to be called in the

                                                         Continued on page three
near term and replace them with new longer-term issues that are not callable for many years.
    During the reporting period, our purchases favored long-term discount bonds, which are priced below their face value. When interest rates fall, as they did throughout most of the second half of the year, discount bonds tend to outperform because they have more room to appreciate in price. We emphasized long-term bonds because they usually yield more than shorter-term securities. When selecting new securities, we try to identify those bonds that we believe will outperform within a particular sector and can be purchased at an attractive price. We believe this selective approach, which is supported by our research, provides significant added value to the portfolio.
    During the reporting period, we extended the duration of the Trust in order to bring it closer to the duration of its benchmark index. Duration, which is measured in years, is a gauge of a portfolio's sensitivity to interest rate movements. Portfolios with shorter durations tend to outperform when rates are rising, while portfolios with longer durations tend to perform better when rates are falling. At the end of period, the Trust's duration stood at 8.16 years compared to 7.25 years for it's benchmark, the Lehman Brothers Municipal Bond Index, adjusted to include only bonds with maturities exceeding five years. The longer duration of the Trust helped to boost its performance during the second half of 1997, when rates were falling.
    We increased the portfolio's heavy concentration in transportation bonds by purchasing two new toll road issues. We believe both securities have the potential to be upgraded and prerefunded. The Trust remains well-diversified in terms of industry sectors, with high concentrations in health care and single-family housing.

TOP FIVE PORTFOLIO INDUSTRY HOLDINGS BY SECTOR
AS OF DECEMBER 31, 1997*
Single-Family Housing...................................    15.9%
Transportation..........................................    11.6%
Tax District............................................    11.3%
Health Care.............................................    11.2%
General Purpose.........................................     7.0%

* As a Percentage of Long-Term Investments

PERFORMANCE SUMMARY

    For the six-month period ended December 31, 1997, the Trust generated a total return at market price of 6.20 percent(1). This gain reflects an increase in market price per common share from $12.1875 on June 30, 1997 to $12.3125 on December 31, 1997, plus reinvestment of all dividends. The Trust had a tax-exempt distribution rate of 5.60 percent(3), based on the closing price of its common shares. Because income from the Trust is exempt from federal income tax, this distribution represents a yield equivalent to a taxable investment earning 9.66 percent(4) for investors in the 42 percent combined federal and state income tax bracket.
    As a result of a moderate decline in the Trust's earnings, the Board of Trustees approved a decrease in its monthly dividend from $0.0625 to $0.0575 per common share payable December 31, 1997.

                                                          Continued on page five

                         [DISTRIBUTION HISTORY GRAPH]

Six-month Distribution History
For the Period Ended December 31, 1997

                                   Distribution per Common Share
                                   Dividends      Capital Gains
Jul 1997..........................  $0.0625
Aug 1997..........................  $0.0625
Sep 1997..........................  $0.0625
Oct 1997..........................  $0.0625
Nov 1997..........................  $0.0625
Dec 1997..........................  $0.0575          $0.2207


The distribution history represents past performance of the Trust and does not predict the Trust's future distributions.

ECONOMIC OUTLOOK
    We expect the national economy and the California economy to remain strong going into 1998, although their growth rates are likely to slow from current levels. The financial crisis in Southeast Asia is anticipated to curb U.S. exports to the region, which could trim the earnings of many U.S. companies and reduce overall U.S. growth. As a result, we believe there is little chance that the Fed will raise interest rates in the near term, and a decline in rates is certainly a possibility.
    A decline in rates would not only boost the prices of long-term assets in the portfolio but also positively affect the leveraged structure of the Trust. That structure, which involves borrowing short-term funds to purchase longterm municipal bonds, provides common shareholders with above-market levels of dividend income. It should be noted, however, that if short-term rates rise, borrowing costs would increase and that would negatively impact the dividend-paying ability of common shares as well as their price.

                                                          Continued on page five

    Finally, we expect the yield on the 30-year Treasury bond to remain at current levels in the coming months and possibly decline further later on in 1998. We believe the Trust's diversity of credit ratings and industry sector exposure will help to limit its price volatility in response to changing market conditions. At this time we do not anticipate making any major changes to the portfolio until market fundamentals shift more dramatically. We will continue to seek a balance between the Trust's total return and its dividend income, and look to add value through our investment strategies and bond selection. Thank you for your continued confidence in Van Kampen American Capital and the management of your Trust.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.


[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.



                                                Please see footnotes on page six

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1997

             VAN KAMPEN AMERICAN CAPITAL CALIFORNIA MUNICIPAL TRUST
                           (AMEX TICKER SYMBOL--VKC)


 TOTAL RETURNS
Six months total return based on market price(1)..........     6.20%
Six months total return based on NAV(2)...................     7.53%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
  price(3).................................................    5.60%
Taxable-equivalent distribution rate as a % of closing
  common stock price(4)....................................    9.66%

 SHARE VALUATIONS

Net asset value...........................................    $10.69
Closing common stock price................................  $12.3125
Six months high common stock price (10/07/97).............  $12.9375
Six months low common stock price (10/28/97)..............  $11.3125
Preferred share rate(5)...................................    4.250%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 42% combined federal and state tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                      Coupon     Maturity  Market Value
----------------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS  102.2%
$   790   Bay Area Govt Assn CA Rev Tax Alloc CA Redev Agy
          Pool Rev Ser A (FSA Insd).......................      6.000%  12/15/15  $   856,352
    500   Brea & Olinda, CA Unified Sch Dist Ctfs Partn Sr
          High Sch Pgm Ser A Rfdg (FSA Insd)..............      6.000   08/01/09      543,255
  1,000   California Edl Fac Auth Rev Student Ln CA Ln Pgm
          Ser A (MBIA Insd)...............................      6.000   03/01/16    1,038,680
  1,300   California Hlth Fac Fin Auth Rev Insd Episcopal
          Homes Ser A.....................................      7.800   07/01/15    1,348,451
  1,500   California Hlth Fac Fin Auth Rev Saint Joseph
          Hlth Sys Ser A (Prerefunded @ 07/01/01).........      6.750   07/01/21    1,656,750
  1,000   California Hsg Fin Agy Rev Home Mtg Ser E (AMBAC
          Insd)...........................................      6.100   08/01/29    1,051,720
  2,000   California Hsg Fin Agy Rev Home Mtg Ser N.......      6.375   02/01/27    2,130,620
  3,205   California Hsg Fin Agy Rev Homeowner Mtg Ser
          D...............................................          *   08/01/20      570,971
 15,000   California Hsg Fin Agy Rev Homeowner Mtg Ser D
          (AMBAC Insd)....................................          *   08/01/20    2,672,250
  1,000   California Hsg Fin Agy Rev Multi-Family Hsg III
          Ser A (MBIA Insd)...............................      5.850   08/01/17    1,039,650
  2,000   California Pollutn Ctl Fin Auth Pollutn Ctl Rev
          Southn CA Edison Co (AMBAC Insd)................      6.000   07/01/27    2,139,380
    885   California Rural Home Mtg Fin Auth Single Family
          Mtg Rev Ser C (GNMA Collateralized).............      7.800   02/01/28    1,012,750
  2,000   California St Ser BH (FSA Insd).................      5.400   12/01/15    2,022,160
  1,000   California St Ser BH (FSA Insd).................      5.500   12/01/24    1,006,960
  1,300   California St Dept Vet Affairs Home Pur Rev Ser
          A (b)...........................................      8.300   08/01/19    1,340,729
  1,000   California St Pub Wks Brd Lease Rev Var CA St
          Univ Projs Ser A................................      6.300   10/01/10    1,106,770
  1,000   California St Pub Wks Brd Lease Rev Var CA St
          Univ Projs Ser A................................      6.375   10/01/14    1,102,490
    800   California St Var Purp (MBIA Insd)..............      6.000   10/01/14      857,040
  3,000   California Statewide Cmntys Dev Auth Spl Fac
          United Airls....................................      5.625   10/01/34    3,021,780
    785   Central Contra Costa, CA Santn Dist Rev Wastewtr
          Fac Impt Proj (MBIA Insd).......................      6.250   09/01/11      872,575
  1,000   Contra Costa, CA Tran Auth Sales Tax Rev Ser
          A...............................................      6.875   03/01/07    1,144,430
  1,000   Desert Hosp Dist CA Hosp Rev Ctfs Partn Desert
          Hosp Corp Proj (Prerefunded @ 07/01/00).........      8.100   07/01/20    1,117,160
  1,500   Eden Twp, CA Hosp Dist Hosp Rev Ser A...........      7.200   11/01/16    1,531,965
  1,280   El Cerrito, CA Redev Agy Tax Alloc (MBIA Insd)
          (a).............................................      5.250   07/01/15    1,273,997
  2,000   Emeryville, CA Pub Fin Auth Rev Hsg Increment
          Sub Lien A (Prerefunded @ 02/01/01).............      7.875   02/01/15    2,252,280
  1,000   Folsom, CA Spl Tax Cmnty Fac Dist No 2 Rfdg
          (Connie Lee Insd)...............................      5.250   12/01/19    1,001,710
  1,000   Foothill/Eastern Tran Agy Conv Cap Apprec Sr
          Lien Ser A (c)..................................    0/7.050   01/01/10      746,510

                                               See Notes to Financial Statements

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                      Coupon     Maturity  Market Value
----------------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 5,435   Foothill/Eastern Tran Corridor Agy CA Toll Rd
          Rev Sr Lien Ser A...............................          *   01/01/19  $ 1,751,755
  3,000   Foothill/Eastern Tran Corridor Agy CA Toll Rd
          Rev Sr Lien Ser A...............................          *   01/01/28      593,460
    790   Los Angeles Cnty, CA Ctfs Partn Disney Pkg
          Proj............................................          *   03/01/10      412,633
    800   Los Angeles Cnty, CA Ctfs Partn Disney Pkg
          Proj............................................          *   03/01/11      393,608
  1,700   Los Angeles Cnty, CA Ctfs Partn Disney Pkg
          Proj............................................          *   03/01/12      787,100
    975   Los Angeles Cnty, CA Ctfs Partn Disney Pkg
          Proj............................................          *   03/01/13      424,398
    155   Los Angeles Cnty, CA Ctfs Partn Disney Pkg
          Proj............................................          *   03/01/20       43,643
  1,000   Los Angeles Cnty, CA Ctfs Partn Disney Pkg
          Proj............................................          *   09/01/20      273,630
  1,359   Los Angeles Cnty, CA Tran Comm Lease Rev Dia RR
          Lease Ltd (FSA Insd)............................      7.375%  12/15/06    1,504,562
  1,390   Metropolitan Wtr Dist Southn CA Wtrwks Rev Ser
          C...............................................      5.000   07/01/37    1,359,545
  1,800   Mountain View Los Altos CA Union High Sch Dist
          Ctfs Partn (MBIA Insd)..........................      5.625   08/01/16    1,848,312
  3,095   Paramount, CA Redev Agy Tax Alloc Redev Proj
          Area No 1 Ser B (MBIA Insd).....................          *   08/01/26      491,145
  1,000   San Bernardino Cnty, CA Ctfs Partn Med Cent Fin
          Proj (MBIA Insd)................................      5.000   08/01/28      973,980
  3,440   San Joaquin Hills, CA Trns Toll Cap Apprec Ser A
          Rfdg (MBIA Insd)................................          *   01/15/28      723,570
    895   San Jose, CA Arpt Rev (AMBAC Insd)..............      7.500   03/01/18      917,778
  1,210   San Jose, CA Redev Tax Alloc Hsg Set Aside Mergd
          Area Ser E (MBIA Insd)..........................      5.750   08/01/17    1,287,912
    890   Santa Barbara, CA Ctfs Partn....................      7.650   05/01/15      967,198
  1,450   Santa Barbara, CA Ctfs Partn Wtr Sys Impt Proj &
          Rfdg (AMBAC Insd)...............................      6.700   04/01/27    1,592,477
     95   Southern CA Home Fin Auth Single Family Mtg Rev
          Ser B (GNMA Collateralized).....................      7.750   03/01/24      100,628
    600   Southern CA Pub Pwr Auth Pwr Proj Rev
          Multi-Projs.....................................      5.500   07/01/20      602,358
  2,000   Westminster, CA Redev Agy Tax Alloc Rev Coml
          Redev Proj No 1 Ser A Rfdg......................      7.300   08/01/21    2,246,840
                                                                                  -----------
TOTAL LONG-TERM INVESTMENTS  102.2%
  (Cost $51,057,930)............................................................   55,755,917
LIABILITIES IN EXCESS OF OTHER ASSETS  (2.2%)...................................   (1,226,818)
                                                                                  -----------
NET ASSETS  100.0%..............................................................  $54,529,099
                                                                                  ===========

*Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

(c) Security is a "step up" bond where the coupon increases or steps up at a predetermined date.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $51,057,930)........................  $55,755,917
Interest Receivable.........................................      915,404
Other.......................................................        4,226
                                                              -----------
      Total Assets..........................................   56,675,547
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................    1,244,518
  Custodian Bank............................................      673,730
  Income Distributions--Preferred Shares....................       34,931
  Investment Advisory Fee...................................       27,725
  Affiliates................................................        6,225
Trustees' Deferred Compensation and Retirement Plans........       83,375
Accrued Expenses............................................       75,944
                                                              -----------
      Total Liabilities.....................................    2,146,448
                                                              -----------
NET ASSETS..................................................  $54,529,099
                                                              ===========
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 1,000,000
  shares, 400 shares are issued and outstanding with a
  liquidation preference of $50,000 per share)..............  $20,000,000
                                                              -----------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 3,229,108 shares issued and
  outstanding)..............................................       32,291
Paid in Surplus.............................................   29,252,838
Net Unrealized Appreciation.................................    4,697,987
Accumulated Undistributed Net Investment Income.............      279,960
Accumulated Net Realized Gain...............................      266,023
                                                              -----------
      Net Assets Applicable to Common Shares................   34,529,099
                                                              -----------
NET ASSETS..................................................  $54,529,099
                                                              ===========
NET ASSET VALUE PER COMMON SHARE ($34,529,099 divided by
  3,229,108 shares outstanding).............................  $     10.69
                                                              ===========

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six Months Ended December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $1,694,263
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     163,985
Preferred Share Maintenance.................................      33,330
Accounting Services.........................................      15,126
Audit.......................................................      14,904
Trustees' Fees and Expenses.................................      13,006
Custody.....................................................       5,423
Legal.......................................................       1,783
Other.......................................................      24,203
                                                              ----------
    Total Expenses..........................................     271,760
                                                              ----------
NET INVESTMENT INCOME.......................................  $1,422,503
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $  506,686
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   3,593,450
  End of the Period.........................................   4,697,987
                                                              ----------
Net Unrealized Appreciation During the Period...............   1,104,537
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $1,611,223
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $3,033,726
                                                              ==========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Six Months Ended December 31, 1997
                  and the Year Ended June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                          Six Months Ended     Year Ended
                                                          December 31, 1997   June 30, 1997
-------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................................    $ 1,422,503       $ 2,852,759
Net Realized Gain........................................        506,686           556,587
Net Unrealized Appreciation During the Period............      1,104,537           685,695
                                                             -----------       -----------
Change in Net Assets from Operations.....................      3,033,726         4,095,041
                                                             -----------       -----------
Distributions from Net Investment Income:
  Common Shares..........................................     (1,191,517)       (2,405,288)
  Preferred Shares.......................................       (362,907)         (678,245)
                                                             -----------       -----------
                                                              (1,554,424)       (3,083,523)
Distributions from Net Realized Gain--Common Shares......       (711,433)         (490,372)
                                                             -----------       -----------
  Total Distributions....................................     (2,265,857)       (3,573,905)
                                                             -----------       -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES......        767,869           521,136
FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment...........................................        139,035           224,216
                                                             -----------       -----------
TOTAL INCREASE IN NET ASSETS.............................        906,904           745,352
NET ASSETS:
Beginning of the Period..................................     53,622,195        52,876,843
                                                             -----------       -----------
End of the Period (Including accumulated undistributed
  net investment income of $279,960 and $411,881,
  respectively)..........................................    $54,529,099       $53,622,195
                                                             ===========       ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                       Six Months Ended   -----------------------------------------
                                       December 31, 1997    1997       1996      1995        1994
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period (a)..........................     $10.450         $10.283    $10.395    $10.301    $10.963
                                          --------        --------    -------    -------    -------
  Net Investment Income...............        .441            .888       .919       .951       .956
  Net Realized and Unrealized
    Gain/Loss.........................        .505            .393      (.001)      .111      (.740)
                                          --------        --------    -------    -------    -------
Total from Investment Operations......        .946           1.281       .918      1.062       .216
                                          --------        --------    -------    -------    -------
Less:
  Distributions from Net Investment
    Income:
    Paid to Common Shareholders.......        .370            .750       .750       .725       .712
    Common Share Equivalent of
      Distributions Paid to Preferred
      Shareholders....................        .112            .211       .230       .237       .156
  Distributions from Net Realized Gain
    Paid to Common Shareholders.......        .221            .153       .050       .006       .010
                                          --------        --------    -------    -------    -------
Total Distributions...................        .703           1.114      1.030       .968       .878
                                          --------        --------    -------    -------    -------
Net Asset Value, End of the Period....     $10.693         $10.450    $10.283    $10.395    $10.301
                                          ========        ========    =======    =======    =======
Market Price Per Share at End of the
  Period..............................    $12.3125        $12.1875    $10.875    $10.750    $10.625
Total Investment Return at Market
  Price (b)...........................       6.20%*         21.40%      9.02%      8.67%      4.32%
Total Return at Net Asset Value (c)...       7.53%*         10.76%      6.62%      8.47%       .35%
Net Assets at End of the Period (In
  millions)...........................       $54.5           $53.6      $52.9      $53.0      $52.6
Ratio of Expenses to Average Net
  Assets Applicable to Common
  Shares**............................       1.58%           1.58%      1.65%      1.65%      1.53%
Ratio of Net Investment Income to
  Average Net Assets Applicable to
  Common Shares (d)...................       6.14%           6.51%      6.57%      7.02%      7.28%
Portfolio Turnover....................         38%*            30%        19%        16%        11%

 * Non-Annualized

** Ratio of Expenses to Average Net
   Assets Including Preferred
   Shares.............................        .99%            .99%      1.03%      1.02%       .97%

*** If certain expenses had not been assumed by VKAC, the annualized Ratio of Expenses to Average Net Assets Applicable to Common Shares, Ratio of Expenses to Average Net Assets Including Preferred Shares and the Ratio of Net Investment Income to Average Net Assets Applicable to Common Shares would have been 2.06%, 1.22% and 6.80% for the year ended June 30, 1991, 1.31%, 1.13% and 6.21% for the year ended June 30, 1990, and 1.09%, 1.09%
    and 6.04% for the period ended June 30, 1989.

(a) Net Asset Value at November 1, 1988 of $9.300 is adjusted for common share offering costs of $.145 per common share. Net asset value at June 30, 1989 of $9.416 is adjusted for preferred share offering costs of $.204 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in the value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net investment income is adjusted for common share equivalent of distributions paid to preferred shareholders.

N/A = Not Applicable

--------------------------------------------------------------------------------

                                                 November 1, 1988
                                                  (Commencement
Year Ended June 30                                of Investment
-------------------------------------------       Operations) to
        1993      1992      1991      1990        June 30, 1989
-----------------------------------------------------------------
      $10.147    $9.408    $9.095    $9.212           $9.155
      -------   -------    ------    ------           ------
         .968      .946      .975      .719             .385
         .788      .719      .313     (.117)            .261
      -------   -------    ------    ------           ------
        1.756     1.665     1.288      .602             .646
      -------   -------    ------    ------           ------
         .663      .654      .648      .648             .385
         .167      .245      .327      .071              -0-
         .110      .027       -0-       -0-              -0-
      -------   -------    ------    ------           ------
         .940      .926      .975      .719             .385
      -------   -------    ------    ------           ------
      $10.963   $10.147    $9.408    $9.095           $9.416
     ========   =======    ======    ======           ======
      $10.875    $9.875    $9.750    $9.125           $9.875
       18.49%     8.44%    14.51%     (.95%)           2.92%*
       16.19%    15.54%    10.85%     4.27%           (2.43%)*
        $54.5     $51.9     $49.5    $ 48.4           $ 29.3
        1.57%     2.07%     1.88%***    .50%***         .87%***
        7.62%     7.74%     6.98%***   7.01%***        6.26%***
          18%       41%       99%      100%              57%*
         .98%     1.26%     1.11%**    .43%***           N/A

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital California Municipal Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and California income taxes with safety of principal. The Trust will invest in a portfolio consisting substantially of California municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on November 1, 1988.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
    At December 31, 1997, cost of long-term investments for federal income tax purposes is $51,057,930; the aggregate gross unrealized appreciation is $4,697,987 and the aggregate gross unrealized depreciation is $0, resulting in net unrealized appreciation of $4,697,987.
    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following year.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually to common shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average net assets of the Trust.
    For the six months ended December 31, 1997, the Trust recognized expenses of approximately $500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.
    For the six months ended December 31, 1997, the Trust recognized expenses of approximately $16,400 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting, legal and certain shareholder services to the Trust.
    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.
    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

to the Trust. The maximum annual benefit under the plan is equal to the trustee's annual retainer fee, which is currently $2,500.

3. CAPITAL TRANSACTIONS

At December 31, 1997 and June 30, 1997, paid in surplus related to common shares aggregated $29,252,838 and $29,113,921, respectively.

    Transactions in common shares were as follows:

                                           SIX MONTHS ENDED     YEAR ENDED
                                           DECEMBER 31, 1997   JUNE 30, 1997
----------------------------------------------------------------------------
Beginning Shares.........................          3,217,303       3,197,321
Shares Issued Through Dividend
  Reinvestment...........................             11,805          19,982
                                                   ---------       ---------
Ending Shares............................          3,229,108       3,217,303
                                                   =========       =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $22,073,309 and $20,534,224, respectively.

5. REMARKETED PREFERRED SHARES

The Trust has outstanding 400 shares of Remarketed Preferred Shares ("RP"). Dividends are cumulative and the rate is reset through an auction process every 28 days. The rate in effect on December 31, 1997, was 4.250%, and for the six months then ended rates ranged from 3.25% to 4.25%.
    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.
    The RP are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the RP are subject to mandatory redemptions if the tests are not met.

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a Dividend Reinvestment Plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions automatically reinvested in Common Shares of the Trust.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

State Street Bank and Trust Company, as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                          Van Kampen American Capital
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

EQUITY FUNDS
Domestic
   MS Aggressive Equity
   VKAC Aggressive Growth
   MS American Value
   VKAC Comstock
   VKAC Emerging Growth
   VKAC Enterprise
   VKAC Equity Income
   VKAC Growth
   VKAC Growth and Income
   VKAC Harbor
   VKAC Pace
   VKAC Real Estate Securities
   MS U.S. Real Estate
   VKAC Utility
   MS Value
International/Global
   MS Asian Growth
   MS Emerging Markets
   MS Global Equity
   VKAC Global Equity
   MS Global Equity Allocation
   VKAC Global Managed Assets
   MS International Magnum
   MS Latin American

FIXED-INCOME FUNDS
Income
   VKAC Corporate Bond
   MS Global Fixed Income
   VKAC Global Government Securities
   VKAC Government Securities
   VKAC High Income Corporate Bond
   MS High Yield
   VKAC High Yield
   VKAC Short-Term Global Income
   VKAC Strategic Income
   VKAC U.S. Government
   VKAC U.S. Government Trust for Income
   MS Worldwide High Income
Tax Exempt Income
   VKAC California Insured Tax Free
   VKAC Florida Insured Tax Free Income
   VKAC High Yield Municipal
   VKAC Insured Tax Free Income
   VKAC Intermediate Term Municipal Income
   VKAC Municipal Income
   VKAC New York Tax Free Income
   VKAC Pennsylvania Tax Free Income
   VKAC Tax Free High Income
Capital Preservation
   VKAC Limited Maturity Government
   VKAC Prime Rate Income Trust
   VKAC Reserve
   VKAC Senior Floating Rate
   VKAC Tax Free Money

   To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

   To view a current Van Kampen American Capital or Morgan Stanley fund prospectus or to receive additional fund information, choose from one of the following:

   - visit our web site at WWW.VKAC.COM -- to view prospectuses, select Investors' Place, then Download a Prospectus

   - call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

   - e-mail us by visiting WWW.VKAC.COM and selecting Investors' Place

             VAN KAMPEN AMERICAN CAPITAL CALIFORNIA MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

STEVEN MULLER

DENNIS J. MCDONNELL*--Chairman

THEODORE A. MYERS

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1998
    All rights reserved.

(SM) denotes a service mark of
   Van Kampen American Capital Distributors, Inc.

             VAN KAMPEN AMERICAN CAPITAL CALIFORNIA MUNICIPAL TRUST

THIS PAGE INTENTIONALLY LEFT BLANK

                                       20